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EXHIBIT 99.2

[AMERICAN CAPITAL STRATEGIES, LTD. LETTERHEAD]

                                 August 14, 2002

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, John R. Erickson, state and attest that:

(4) To the best of my knowledge, based upon a review of the covered reports of American Capital Strategies, Ltd., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(5) I have reviewed the contents of this statement with the Company's audit committee.

(6) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o        December 31, 2001 Annual Report on Form 10-K;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Capital Strategies, Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.



/s/ JOHN R. ERICKSON
---------------------------------
John R. Erickson                                 Subscribed and sworn to
Executive Vice President, Chief                  before me this 14th day of
Financial Officer and Secretary                  August 2002

August 14, 2002                                  /s/ SAMANTHA L. BLIZZARD
                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:
                                                 December 1, 2002